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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 6, 2002




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)




        Delaware                    0-27170                     61-1289391
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)              File No.)               Identification No.)




    344 17th Street, Ashland, Kentucky                            41101
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 (Address of principal executive offices)                       (Zip Code)




       Registrant's telephone number, including area code: (606) 326-2801
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                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.   OTHER EVENTS

          On June 6, 2002, the Registrant issued the press release attached hereto as Exhibit 99 announcing its intent to initiate a stock repurchase program.





ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)   Exhibits

                99        Press release dated June 6, 2002


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CLASSIC BANCSHARES, INC.




Date: June 6, 2002                       By: /s/ Lisah M. Frazier
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                                             Lisah M. Frazier, Chief Operation
                                             Officer and Chief Financial Officer